SCHEDULE 14A
                              (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. )

[x]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

[ ]  Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))

[x]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       The Colonial BancGroup, Inc.
              _______________________________________________
             (Name of Registrant as Specified In Its Charter)

  _______________________________________________________________________
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          _______________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          _______________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          _______________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          _______________________________________________________________

     (5)  Total fee paid:

          _______________________________________________________________

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          ________________________________________________________________

     (3)  Filing Party:

          ________________________________________________________________

     (4)  Date Filed:

          ________________________________________________________________

TO OUR STOCKHOLDERS:

The annual meeting of the stockholders of The Colonial BancGroup, Inc., will be held at 10:00 a.m., Wednesday, April 21, 1999, at the Colonial Financial Center, One Commerce Street, Montgomery, Alabama.

Enclosed is a Notice of the meeting, a Proxy Statement, a proxy card and the Annual Report to Shareholders for 1998. We hope that you will study the enclosed material carefully and attend the meeting in person.

Whether you plan to attend the meeting or not, please sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. The proxy may be revoked by your vote in person at the meeting, by your execution and submission of a later dated proxy, or by your giving written notice of revocation to the Secretary of The Colonial BancGroup, Inc., at any time prior to the voting thereof. Thank you for your support.

                                            Sincerely,

                                      /s/ ROBERT E. LOWDER
                           _________________________________________________
                                          Robert E. Lowder
                           Chairman of the Board and Chief Executive Officer

March 17, 1999

                                  NOTICE
                                  of the
                      ANNUAL MEETING OF STOCKHOLDERS
                                    of
                       THE COLONIAL BANCGROUP, INC.
                         To Be Held April 21, 1999

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of The Colonial BancGroup, Inc. ("BancGroup"), a Delaware corporation, will be held at the Colonial Financial Center, One Commerce Street, Montgomery, Alabama, on Wednesday, April 21, 1999, at 10:00 a.m., central time, for the following purposes:

     1. To elect the nominees named in the Proxy Statement as directors to serve for a term of three years.

     2. To transact such other business as may properly come before the meeting or any adjournments thereof but which is not now anticipated.

     Details respecting these matters are set forth in the accompanying Proxy Statement. Only stockholders of record at the close of business on March 8, 1999, will be entitled to notice of, and to vote at, the meeting. A complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be open to examination by any stockholder at BancGroup's principal office at One Commerce Street, Montgomery, Alabama, during ordinary business hours for any purpose germane to the meeting. Such list will be open for a period of at least ten days prior to the meeting.

     All stockholders of BancGroup are cordially invited to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. THE PROXY MAY BE REVOKED BY YOUR VOTE IN PERSON AT THE MEETING, BY YOUR EXECUTION AND SUBMISSION OF A LATER DATED PROXY, OR BY YOUR GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COLONIAL BANCGROUP, INC. AT ANY TIME PRIOR TO THE VOTING THEREOF.

                                   By Order of the Board of Directors

                                        /s/ W. FLAKE OAKLEY, IV
                                    ________________________________
                                           W. Flake Oakley, IV
                                           Executive Vice President,
                                           Chief Financial Officer,
                                           Treasurer and Secretary

March 17, 1999

                       THE COLONIAL BANCGROUP, INC.
                            One Commerce Street
                           Post Office Box 1108
                         Montgomery, Alabama 36101
                          Telephone: 334-240-5000

                              PROXY STATEMENT
                  FOR 1999 ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement and the accompanying proxy are furnished on or about March 17, 1999, by The Colonial BancGroup, Inc. ("BancGroup") to the holders of record of common stock, par value $2.50, of BancGroup (the "Common Stock") in connection with BancGroup's annual meeting of stockholders (the "Annual Meeting"), and any adjournments thereof, to be held on Wednesday, April 21, 1999, at 10:00 a.m. at the Colonial Financial Center, One Commerce Street, Montgomery, Alabama. The matters to be considered and acted upon, including the election of directors, are described herein.

     The Board of Directors of BancGroup (the "Board") recommends the election of the five director-nominees named in this Proxy Statement for a term of three years as described herein.

     The enclosed proxy is solicited on behalf of the Board and is revocable at any time prior to the voting of such proxy by giving written notice of revocation to the Secretary of BancGroup, or by executing and submitting a later dated proxy, or by voting in person at the Annual Meeting. Mere attendance at the Annual Meeting without submitting a later dated proxy will not be sufficient to revoke a previously submitted proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting and in accordance with instructions, if any. If no instructions are given, the proxies will be voted FOR election of the director-nominees named herein, and in accordance with the instructions of management as to any other matters that may come before the Annual Meeting.

     The cost of soliciting proxies will be borne by BancGroup. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegraph, and banks, brokers, nominees or fiduciaries will be required to forward the soliciting material to the principals and to obtain authorization of the execution of proxies. BancGroup may, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to the principals. BancGroup has retained the firm of Georgeson & Co. to solicit street-name holders and will pay such firm a fee of $6,500.

Stockholders Eligible to Vote

     This Proxy Statement is furnished to the holders of Common Stock who were holders of record as of the close of business on March 8, 1999. Only those holders are eligible to vote at the Annual Meeting.

     Votes will be tabulated and counted by one or more inspectors of election appointed by the Chairman of the Board. Proxies marked as abstentions and shares held in street names which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Such proxies will be counted for purposes of determining a quorum at the Annual Meeting. A quorum consists of a majority of the shares of Common Stock outstanding.

               VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     As of March 8, 1999, BancGroup had issued and outstanding 111,544,480 shares of Common Stock with approximately 9,911 stockholders of record.
Each such share is entitled to one vote. In addition, as of that date, 2,203,840 shares of Common Stock were subject to issue upon the exercise of options pursuant to BancGroup's stock option plans, and up to 523,571 shares of Common Stock were issuable upon conversion of BancGroup's Convertible Subordinated Debentures. There are currently 200,000,000 shares of Common Stock authorized. BancGroup is not aware of any material change in the ownership of Common Stock since Mary 8, 1999.

Principal Stockholders

     The following table shows the only person who is known to BancGroup to be the beneficial owner as of March 8, 1999, of more than 5% of BancGroup's outstanding Common Stock.

                                                   Shares of BancGroup
                                                   Beneficially Owned
                                             ________________________________
                                                                  Percentage
                                               Common              of Class
Name and Address                               Stock              Outstanding
________________                             _____________        ___________
Robert E. Lowder (1)                         5,886,498 (2)           5.26%
  Post Office Box 1108
  Montgomery, AL 36101


(1) Robert E. Lowder, James K. Lowder and Thomas H. Lowder are brothers and are sometimes referred to herein as the "Lowder brothers." Catherine K. Lowder is the mother of the Lowder brothers. Catherine Lowder Struble and Edward W. Lowder are the adult children of Robert E. Lowder. James K. Lowder, Thomas H. Lowder, Catherine K. Lowder, Catherine Lowder Struble, and Edward W. Lowder are estimated to beneficially own 4,374,032; 4,273,352; 341,768; 25,240; and 23,520 shares, respectively. Robert E.
     Lowder disclaims any beneficial ownership interest in the shares owned by his brothers, mother, or adult children.

(2) Includes 402,040 shares of Common Stock subject to options under BancGroup's stock option plans. Additionally, Mr. Lowder has options to purchase 60,000 shares which will vest at the rate of 20,000 shares each on January 15, 2000; January 15, 2001; and January 15, 2002, respectively. Further, Mr. Lowder holds additional options to purchase another 100,000 shares which will vest at the rate of 20% per year beginning on December 30, 1999.


Security Ownership of Management

     The following table indicates for each director, director-nominee, executive officer, and all executive officers and directors of BancGroup as a group the number of shares of outstanding Common Stock beneficially owned on March 8, 1999.


                                          Shares of BancGroup
                                          Beneficially Owned
                                  ___________________________________
                                                        Percentage
                                     Common              of Class
Name                                  Stock            Outstanding
____                              ______________     ________________
DIRECTORS
Lewis Beville                         4,344                *
William Britton                      38,779 (1)            *
Jerry J. Chesser                    305,537                *
Augustus K. Clements, III            41,395                *
Robert S. Craft                      35,442 (2)            *
Patrick F. Dye                       61,920                *
James L. Hewitt                     911,841 (3)            *
Clinton O. Holdbrooks               607,800 (4)            *
Harold D. King                      297,162 (5)            *
Robert E. Lowder                  5,886,498 (6)          5.26%
John Ed Mathison                     60,078 (7)            *
Milton E. McGregor                      -0-                *
John C.H. Miller, Jr                 80,704 (8)            *
Joe D. Mussafer                      42,487                *
William E. Powell, III               29,072                *
Jack H. Rainer                        6,380                *
Jimmy Rane                            2,953 (9)            *
Frances E. Roper                    735,629                *
Simuel Sippial                       11,061                *
Ed V. Welch                          62,523                *

EXECUTIVE OFFICERS WHO ARE NOT ALSO DIRECTORS
Young J. Boozer, III                179,737 (10)(11)       *
Michelle M. Condon                   35,989 (11)           *
P.L. McLeod, Jr                     136,394 (11)           *
W. Flake Oakley, IV                  95,310 (11)           *
All Executive Officers and
Directors as a Group              9,669,035              8.61%



* Represents less than 1%.

(1) Includes 7,232 shares owned by Mr. Britton's wife. Mr. Britton disclaims beneficial ownership.

(2) Includes 2,604 shares held by the IRA of Mr. Craft's wife. Mr. Craft disclaims beneficial ownership.

(3) Includes 125,364 shares subject to options under BancGroup's stock option plans.

(4)  Includes 128,996 shares held by Mr. Holdbrooks as trustee.

(5) Includes 40,780 shares owned by Mr. King's wife. Mr. King disclaims beneficial ownership.

(6) Includes 402,040 shares subject to options under BancGroup's stock option plans. Additionally, Mr. Lowder has options to purchase 60,000 shares which will vest at the rate of 20,000 shares each on January 15, 2000; January 15, 2001; and January 15, 2002, respectively. Further, Mr. Lowder holds additional options to purchase another 100,000 shares which will vest at the rate of 20% per year beginning on December 30, 1999.

(7) Includes 2,000 shares owned by Dr. Mathison's wife. Dr. Mathison disclaims beneficial ownership.

(8) Includes 40,000 shares subject to options under BancGroup's stock option plans.

(9)  Includes 2,000 shares owned by Mr. Rane's Keogh Plan .

(10) Young J. Boozer, III holds a power of attorney to vote shares of stock owned by his father, Young J. Boozer, Jr. This number includes 32,104 shares owned by Young J. Boozer, Jr. and 4,000 shares owned by Young
     J. Boozer, Jr. and Young J. Boozer, III, EX U/W Phyllis C. Boozer.

(11) Young J. Boozer, III, Michelle M. Condon, P.L. McLeod, Jr. and W. Flake Oakley, IV hold vested options respecting 47,000, 20,090, 64,800 and 44,000 shares, respectively, pursuant to BancGroup's stock option plans, not counting options that are not exercisable within 60 days of March 8, 1999, due to vesting requirements.


                           ELECTION OF DIRECTORS

     The Board recommends that the stockholders elect the five persons named below to hold office for a term of three years, or until their successors are elected and qualified. BancGroup's Restated Certificate of Incorporation provides that the number of directors which shall constitute the entire Board shall be fixed from time to time by resolutions adopted by the Board, but shall not be less than three persons. If the stockholders elect directors as recommended by the Board, then the Board shall consist of 19 members. By resolution, the Board has fixed the maximum number of directors at 23.

     BancGroup's Restated Certificate of Incorporation provides for the election of directors by classes to terms of three years, with one class of approximately one-third of the total number of directors to be elected each year. Five nominees are proposed for election to the class of directors whose terms expire in 2002. At the Annual Meeting, proxies cannot be voted for a number of directors greater than five.

     If, prior to the voting at the Annual Meeting, any person proposed for election as a director is unable to serve or for good cause cannot serve, the shares represented by all valid proxies may be voted for the election of such substitute as the members of the Board may recommend. BancGroup management knows of no reason why any nominated person would be unable to serve as a director.

     Assuming a quorum is present at the Annual Meeting, a plurality of the votes cast will be sufficient to elect the directors. On the proxy card, voting for directors is Proposal 1.

     The bylaws of BancGroup contain certain limitations on stockholder nominations of candidates for election as directors. See "Bylaw Provisions Regarding Conduct of Stockholders' Meetings."

     The following table provides certain biographical information about each nominee to be proposed on behalf of the Board and the directors whose terms will not expire until 2000 and 2001. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the last five years. Executive officers serve at the discretion of the Board.


                         DIRECTORS TO BE NOMINATED ON BEHALF OF THE BOARD
                                 FOR A TERM EXPIRING IN 2002:

Name, Age and Year           Position and Office Held with     Present and Principal Occupation
Became Director              BancGroup and Subsidiaries(1)     for the Last Five Years
_________________________    _____________________________     ________________________________
William Britton              Director, BancGroup;              Muscle Shoals Mack Sales, Inc. (truck)
 74, 1985                    Director, Northwest               service and retail sales business),
                             Region, Member, Audit             Muscle Shoals, AL
                             Committee

Patrick F. Dye               Director, BancGroup;              Special Advisor, Auburn
 59, 1981                    Member, Asset-Liability           University; since December,
                             Committee                         1992; Head Football Coach
                                                               and Athletic Director,
                                                               Auburn University,
                                                               1981-1992, Auburn, AL

Milton E. McGregor           Director, BancGroup;              President and CEO, Macon
 59, 1993                    Member, Personnel and             County Greyhound Park
                             Compensation Committee            d/b/a Victoryland;
                                                               President and CEO,
                                                               Jefferson County Racing
                                                               Association (greyhound racing
                                                               facility) since 1992,
                                                               Montgomery, AL

Jack H. Rainer               Vice Chairman, BancGroup          President and Chief Executive
 76, 1981                                                      Officer, Bankers Credit Life
                                                               Insurance Company, until 1997;
                                                               Vice Chairman, BancGroup,
                                                               Montgomery, AL

Simuel Sippial               Director, BancGroup;              President, Sippial Enterprises
 55, 1997                    Director, Colonial Bank;          Inc. (real estate investments),
                             Director, Montgomery              Montgomery, AL
                             Region; Member, Personnel
                             and Compensation Committee;
                             Director, Colonial Mortgage
                             Company

CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2000:

Lewis Beville                Director, BancGroup               Vice President of Thames, Batre,
 47, 1997                    Director, Gulf Coast              Mattei, Beville and Ison
                             Region; Chairman, Audit           (insurance agency),
                             Committee                         Mobile, AL

Jerry J. Chesser             Director, BancGroup;              President, Shelby Contracting
 62, 1984                    Chairman of the Board,            Co., Inc. (general contractor),
                             Huntsville Region;                Huntsville, AL
                             Member, Audit Committee

John Ed Mathison             Director, BancGroup;              Senior Minister, Frazer
 60, 1987                    Director, Montgomery              Memorial United Methodist
                             Region; Member, Personnel         Church, Montgomery, AL
                             and Compensation Committee

Joe D. Mussafer              Director, BancGroup;              President, Montgomery Beverage
 59, 1981                    Director, Montgomery              Company, Inc. (wholesale
                             Region; Member, Personnel         beverage distributorship),
                             and Compensation Committee        Montgomery, AL


William E. Powell, III       Director, BancGroup;              Executive Vice President,
 54, 1987                    Director, Montgomery              Alabama Cattlemen's Association
                             Region; Member, Asset-Liability   (trade association representing
                             Committee                         the beef cattle industry),
                                                               Montgomery, AL

Frances E. Roper             Director, BancGroup;              Owner, Roper's Flowers
 79, 1984                    Director, Huntsville Region;      (retail florist); Owwner,
                             Member, Personnel and             Frances Roper Corporation
                             Compensation Committee;           (renting and leasing properties),
                             Member, Audit Committee           Huntsville, AL

Ed V. Welch                  Director, BancGroup;              Chairman of the Board,
 66, 1981                    Director, Montgomery              Welch, Hornsby & Welch, Inc.,
                             Region; Member, Asset-Liability   (investment advisory firm)
                             Committee                         and Trinity Investments, Inc.,
                                                               (investment holding company),
                                                               since May 1994; Chairman of
                                                               the Board and Chief Executive
                                                               Officer, AgriPro BioSciences,
                                                               Inc., Octobery 1987-May 1994,
                                                               Montgomery, AL

DIRECTORS WHOSE TERMS EXPIRE IN 2001:

Augustus K. Clements, III    Director, BancGroup;              General Agent, New England
 56, 1995                    Director, Colonial Bank;          Financial/The Clements Agency
                             Director, Montgomery Region;      (insurance), Montgomery, AL
                             Member, Executive Committee

Robert S. Craft              Director, BancGroup;              President, Craft Development Corp.
 47, 1992                    Chairman of the Board,            (golf course ownership and
                             Gulf Coast Region;                development, Managing Partner,
                             Member, Executive Committee       Pinehurst Development (real estate
                                                               development); President, Craft Land
                                                               Company, Inc. (real estate
                                                               development); Partner, Craft
                                                               Turf Farms (turf grass production
                                                               and sales); President, Wingo Trucking
                                                               (trucking company); Managing
                                                               Member, Woodlands Management
                                                               Co. (golf course management);
                                                               Managing Member, Bright's Creek
                                                               Development Co. (golf course
                                                               ownership); Managing Member, TRI-
                                                               TEL, LLC (hotel ownership);
                                                               President, Cotton Creek
                                                               Condominium Development Corp.
                                                               (condominium development), Foley,
                                                               Alabama.

Clinton O. Holdbrooks        Director, BancGroup;              Chairman of the Board,
 60, 1986                    Chairman of the Board,            East Central Region
                             East Central Region;              since January 1998
                             Member, Asset-Liability
                             Committee

Harold D. King               Vice Chairman,                    Vice Chairman, BancGroup;
 66, 1986                    BancGroup; Director,              since Octobery 1987, Pell
                             Birmingham Region;                City, AL
                             Director, East Central Region;
                             Director, Colonial Bank;
                             Member, Executive Committee

Robert E. Lowder*            Chairman of the Board and         Chairman of the Board and
 56, 1981                    Chief Executive Officer,          Chief Executive Officer, Colonial
                             Colonial BancGroup; Chairman      BancGroup; Chairman of the Board
                             of the Board and Chief            and Chief Executive Officer,
                             Executive Officer, Colonial       Colonial Bank; Chairman of the
                             Bank; Director, Birmingham        Board, Colonial Mortgage Co.;
                             Region; Director, Huntsville      Chairman of the Board and
                             Region; Director, Northwest       President, Colonial Broadcasting,
                             Region; Director, East            until 1998, Montgomery, AL
                             Central Region; Director,
                             Gulf Coast Region; Director,
                             Montgomery Region; Director,
                             Central Florida Region;
                             Director, South Florida
                             Region; Director, Bay Area
                             Region; Director, Southwest
                             Florida Region; Chairman of
                             the Board, Atlanta Region;
                             Director, Dallas Region;
                             Director, Nevada Region;
                             Director, Central Georgia Region;
                             Chairman, Executive Committee,
                             Colonial BancGroup; Chairman of
                             the Board, Colonial Mortgage Co.

John C. H. Miller, Jr.       Director, BancGroup;              Partner, Miller, Hamilton
 55, 1981                    Director, Gulf Coast Region;      Snider & Odom, L.L.C.
                             Chairman, Personnel               (law firm), Mobile, AL
                             Compensation Committee;
                             Member, Executive Committee

Jimmy Rane                   Director, BancGroup;              President, Great Southern
 51, 1997                    Member, Audit Committee           Wood Preserving, Inc., Great
                                                               Southern Wood of Florida, Inc.
                                                               and Great Southern Wood of
                                                               North Alabama, Inc.
                                                               (lumber company),
                                                               Abbeville, AL

* Indicates that the director is also an executive officer.

(1)  All references to the word "Region" refer to a region of Colonial Bank.


     BancGroup's Restated Certificate of Incorporation provides that there shall be an Audit Committee of the Board composed of not less than three directors appointed by the Board at least annually, none of whom shall be active officers of BancGroup, whose duty it shall be to make an examination at least once each year into the financial affairs of BancGroup and to report the results of their examination in writing to the Board at its next regular meeting. The Audit Committee may make recommendations to the Board and, with the approval of the Board, may employ an independent qualified firm of certified public accountants. The Audit Committee of the Board presently consists of Lewis Beville, Chairman, William Britton, Jerry J. Chesser, Frances E. Roper, and Jimmy Rane. The Audit Committee met four times in 1998.

     BancGroup has a Personnel and Compensation Committee presently consisting of John C.H. Miller, Jr., Chairman, Joe D. Mussafer, Milton E. McGregor, John Ed Mathison, Frances E. Roper, and Simuel Sippial. The principal functions of this committee are to make recommendations from time to time to the Board regarding compensation and personnel matters, compensation plans in which officers and directors are eligible to participate, the establishment of or changes in benefit plans in which officers and employees participate, and personnel policies. A subcommittee of this committee consisting of Joe D. Mussafer, Frances E. Roper and Simuel Sippial performs these functions regarding executive officers of BancGroup. The committee met one time and the subcommittee met three times in 1998
(See "Executive Compensation Committee Report").

     BancGroup has no nominating committee.

     BancGroup has an Executive Committee presently consisting of Robert E. Lowder, Chairman, Augustus K. Clements, III, Robert S. Craft, Harold D. King, and John C.H. Miller, Jr. The principal functions of this committee are to perform certain actions in lieu of the Board at times when a meeting of the full Board is not feasible or practicable. The committee met one time in 1998, and took two Actions by Unanimous Written Consent in 1998.

     During 1998, the Board met five times. All current directors attended 75% or more of these meetings.

          SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires
BancGroup's directors, certain officers and 10% stockholders, if any, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% stockholders, if any, are required by SEC regulations to furnish BancGroup with copies of all Section 16(a) reports they file, including reports on Form 5 which are filed with the SEC annually.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons, BancGroup believes that during 1998 all filings applicable to its officers, directors and 10% stockholders were made timely, except as follows: 50,000 shares were purchased by Patrick F.
Dye on September 14, 1998, pursuant to exercise of BancGroup issued stock options. A report was filed on Form 4 on November 3, 1998. William Britton purchased 3,000 shares on August 17, 1998. A report was filed on Form 4 on September 17, 1998. Jerry J. Chesser purchased 5,800 shares on July 29, 1998. A report was filed on Form 5 on February 11, 1999. Jack H. Rainer purchased
1,000 shares on December 18, 1998. A report was filed on Form 5 on February
11, 1999.

                     COMPENSATION COMMITTEE INTERLOCKS
                         AND INSIDER PARTICIPATION

     The Personnel and Compensation Committee of BancGroup consists of John C.H. Miller, Jr., Chairman, Frances E. Roper, Milton E. McGregor, Joe D. Mussafer, John Ed Mathison, and Simuel Sippial. Mr. Miller is a partner in the law firm of Miller, Hamilton, Snider & Odom, L.L.C. Such firm performed legal services for BancGroup and its subsidiary bank, Colonial Bank, in 1998 and received approximately $1,198,305 in fees. In addition, as described below at "Executive Compensation - Director Compensation," Mr. Miller received employment-related compensation of $41,000 from BancGroup in 1998. See "Other Transactions".

     Robert E. Lowder, Chief Executive Officer, Chairman and a principal stockholder of BancGroup, is the brother of James K. Lowder and Thomas H. Lowder, who are stockholders of BancGroup. For a discussion of certain transactions between such persons and BancGroup, see "Certain Transactions with The Colonial Company and the Lowder Brothers," which follows immediately below.

Certain Transactions with The Colonial Company and the Lowder Brothers

     BancGroup and its subsidiaries lease office space in the Colonial Financial Center in Montgomery, Alabama, from GC Associates I, Joint Venture, a partnership owned 50% by affiliates of the Lowder brothers. The lease agreements, which began in 1987 and 1993 and expire in 1999 through 2007, provide that BancGroup and its subsidiaries will pay rent of approximately $1,483,234 in the aggregate, per annum, subject to certain adjustments, to GC Associates I.

     Colonial Bank currently leases the real estate on which one of its Montgomery, Alabama branches is located from the Lowder brothers for an annual rental of $6,000. This lease commenced in 1974, was renewed in 1994 and has a five-year term.

     BancGroup currently leases office space in Montgomery, Alabama, from Colonial Realty Limited Partnership ("Colonial Realty"), a company in which the Lowder brothers own 39.4% of the partnership units, excluding those units held by Colonial Properties Trust, the general partner of Colonial Realty Limited Partnership. This lease commenced in 1989 and expires in 2000. BancGroup's subsidiaries will pay approximately $181,296 per annum, subject to certain adjustments, to Colonial Realty.

     BancGroup subsidiaries also lease space from Colonial Properties Trust ("Colonial Properties"), in which the Lowder brothers own 15.4% of the outstanding shares, including shares issuable upon conversion of units in Colonial Realty and options exercisable within 60 days, for operations areas and a branch office in Montgomery, Alabama. These leases commenced in 1989 and 1992 and expire in 1999 and 2002, respectively. BancGroup's subsidiaries will pay approximately $172,749 per annum, subject to certain adjustments, as lease payments to Colonial Properties.

     REL Services Inc. ("REL Services"), a corporation wholly owned by Robert
E. Lowder, provides the use of aircraft to BancGroup and its subsidiaries pursuant to an agreement entered into in April, 1998, and amended in January, 1999. The agreement provides that BancGroup and its subsidiaries shall pay REL Services $1,920,000 per year in monthly installments for the use of a Cessna Citation aircraft owned by REL Services for unlimited hours of flight and ground time per year. Further, in October 1998, REL Services assigned to Colonial Bank, and Colonial Bank assumed, REL Services' obligations under an agreement to purchase a Citation Excel Aircraft from the Cessna Aircraft Company.

     In 1998, Colonial Bank paid $53,093 to Colonial Broadcasting Company ("Broadcasting") for advertising by Colonial Bank on radio stations owned by Broadcasting. Broadcasting was a subsidiary of a company which was wholly owned by Robert E. Lowder, prior to being sold in June, 1998 to an unrelated third party.

     With respect to the preceding transactions, management of BancGroup believes that such arrangements are at least as favorable to BancGroup as those which might be negotiated with unaffiliated parties for similar transactions.

Other Transactions

     BancGroup has retained in the past and proposes to retain in the future on behalf of BancGroup or its subsidiaries the law firm of Miller, Hamilton, Snider & Odom, L.L.C., Mobile, Alabama, of which a director of BancGroup, John C.H. Miller, Jr., is a partner. Legal fees and expenses paid or accrued to this firm by BancGroup and its subsidiaries were approximately $1,198,305 for 1998.

     In February 1999, Colonial Bank purchased real estate in St. Clair
County, Alabama, from a partnership in which Harold D. King owned a 25% interest and his wife owned a 25% interest. The purchase price was $348,500.00. Mr. King currently serves as Vice Chairman of BancGroup's Board of Directors. The sale was negotiated between the Regional President for Colonial Bank's
East Central Region and another partner of the above-mentioned partnership.
The purchase price was negotiated after a review of recent comparable sales in the same geographic area. The partnership had owned the property since
May 1, 1992.

     Management of BancGroup believes that such arrangement and transaction at least as favorable to BancGroup as that which might be negotiated with an unaffiliated party for similar arrangement and transaction.

Loans

     Certain directors, officers and principal stockholders of BancGroup and their affiliated interests were customers of and had transactions with Colonial Bank in the ordinary course of its business during the past year. Additional transactions may be expected to take place in the ordinary course of business. Included in such transactions were outstanding loans and commitments from Colonial Bank, all of which were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

                          EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table presents for the last three fiscal years of BancGroup the compensation paid to the Chief Executive Officer of BancGroup and the four most highly compensated executive officers of BancGroup, in addition to the Chief Executive Officer, whose total annual salary and bonus for 1998 exceeded $100,000.

                                                                Long Term           All Other
                            Annual Compensation            Compensation Awards     Compensation(2)
                       ______________________________    _______________________   _______________
                                                         Restricted   Securities
Name and                                                  Stock       Underyling
Principal Position     Year     Salary($)    Bonus($)    Awards($)    Options(#)
__________________     ____     _________    ________    __________   __________   _______________
Robert E. Lowder       1998     $848,077        --       $ 56,532(1)  100,000(6)       $6,620
  Chairman and         1997      798,492        --        427,025(3)     --             6,370
  CEO                  1996       743,72     $277,397     253,000(3)  100,000(4)        5,657

P.L. McLeod, Jr.*      1998      229,231        --           --        40,000(6)        5,288
  President            1997      195,192       50,000        --        24,000(5)        4,924
                       1996      167,523       30,000     118,125(3)   60,000           4,362

W. Flake Oakley, IV    1998      179,317        --           --        40,000(6)        5,000
  Executive Vice       1997      161,865       25,000        --        20,000(5)        4,422
  President, Chief     1996      151,971       15,000     118,125(3)   40,000           4,247
  Financial Officer,
  Treasurer and
  Secretary

Young J. Boozer, III   1998      132,846        --           --          --             3,321
  Executive Vice       1997      125,769        --           --          --             3,269
  President            1996      119,985        5,000        --          --             3,184

Michelle M. Condon     1998      130,000        --           --         2,500(6)        3,427
  Executive Vice       1997      114,231        3,000      34,375(3)    4,000(5)        2,981
  President            1996       99,717        5,000      39,375(3)    24,000          2,704


* The Board elected Mr. McLeod to serve as President on October 15, 1997.

(1) Represents the market value as of December 31, 1998, of 4,711 shares of Common Stock awarded in lieu of cash director fees pursuant to BancGroup's Restricted Stock Plan for Directors. These shares vest at the conclusion of the director's term during which they were awarded. At December 31, 1998, the market value of these shares was $12.00 per share.

(2) The amounts shown in this column for Mr. Lowder consist of $5,000 in contributions by BancGroup to the 401(k) and Profit Sharing Plan and $1,620 for company-paid insurance premiums paid in 1998, $4,750 and $1,620 paid in 1997, and $4,620 and $1,037 paid in 1996, respectively. The amounts for Mr. McLeod consist of $5,000 in contributions by BancGroup to the 401(k) and Profit Sharing Plan and $288 for company-paid insurance premiums paid in 1998, $4,750 and $174 paid in 1997, and $4,188 and $174 paid in 1996, respectively. The amounts shown for all other persons reflect only contributions by BancGroup to the 401(k) and Profit Sharing Plan.

(3) Represents the market value, on the date of grant, of shares awarded under BancGroup's Stock Bonus Plan. Mr. Lowder and Ms. Condon were granted 20,000 and 2,000 shares, respectively, on January 2, 1998, based on 1997 performance; Mr. Lowder was granted 21,404 shares on January 15, 1997 based on 1996 performance; and Mr. McLeod, Mr. Oakley, and Ms. Condon, were granted 12,000, 12,000, and 4,000 shares, respectively, on December 19, 1996, based on 1996 performance. These shares vest at 20% per year beginning one year from the date of grant. The holder is entitled to receive dividends on these shares and to vote the shares prior to vesting.

     The following table provides information about restricted shares not vested as of December 31, 1998.

                                  Aggregate # of          Market Value on
       Name                   Restricted Shares Held     December 31, 1998
       ____                   ______________________     _________________
       Robert E. Lowder               17,123                 $ 205,476
       P. L. McLeod, Jr               12,000                   144,000
       W. Flake Oakley, IV            11,200                   134,400
       Michelle Condon                 6,000                    72,000

(4) Represents options granted on January 15, 1997, based on 1996 performance. These options vest at the rate of 20% per year beginning one year from the date of grant.

(5) Represents options granted January 2, 1998, based on 1997 performance. These options vest at the rate of 20% per year beginning one year from the date of the grant.

(6) Represents options awarded December 30, 1998, based on 1998 performance. These options vest at the rate of 20% per year beginning one year from the date of grant.


     FOR A DISCUSSION OF CERTAIN COMPENSATION COMMITTEE INTERLOCKS, SEE "COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION." SEE ALSO "EXECUTIVE COMPENSATION COMMITTEE REPORT."

Options

     The following table shows certain information respecting exercised and unexercised options for Common Stock held by BancGroup executive officers at December 31, 1998. Certain options have been granted pursuant to a vesting schedule which only permits the holder to exercise options respecting 20% of the shares for each year the holder is employed after the grant of options.


                         Aggregated Option Exercises in Last Fiscal Year
                              and Fiscal Year-End Option Values(1)

                                                         Number of
                                                         Securities
                                                         Underlying              Value of
                                                         Unexercised         Unexercised In-
                                                          Options At        the-Money Options
                                                         December 31,        At December 31,
                                                            1998                 1998(2)
                                                       _______________     __________________
                       Acquired on       Value          Exercisable/         Exercisable/
Name                   Exercise(#)   Realized($)(1)     Unexercisable        Unexercisable
____                   ___________   ______________    _______________     __________________
Robert E. Lowder         _____          $  ____        382,040/180,000     $3,835,383/$240,650
P. L. McLeod, Jr.        _____             ____         60,000/76,000       268,572/43,108
W. Flake Oakley, IV      _____             ____         40,000/72,000       188,732/43,108
Young J. Boozer, III     1,500           16,593           48,500/0              502,012/0
Michelle Condon          _____             ____         19,290/8,900         75,368/6,044


(1) Value realized is the difference between the fair market value of the securities underlying the options and the exercise price on the date of exercise.

(2) Value is calculated by subtracting the exercise price from the market value of underlying securities at December 31, 1998.

</FN


     The following table shows certain information respecting grants of options respecting Common Stock to certain executive officers of BancGroup during 1998.

                                     Option Grants in Last Fiscal Year (1)


                                                               Potential Realizable Value at Assumed Annual
                          Individual Grants                  Rates of Stock Price Appreciation for Option Term
                       _______________________  __________________________________________________________________________
                                      Percent
                        Number of     of Total
                        Securities    Options
                        Underlying   Granted to   Exercise    Market
                          Options    Employees    or Base    Price on
                          Granted    in Fiscal     Price      Date of      Expiration
Name                        (#)         Year       ($/Sh)      Grant          Date           0%($)    5%($)        10%($)
____                    __________   __________   ________   ________  _________________    ______  ________     __________
Robert E. Lowder          100,000       5.47%     $11.5313       *     December 30, 2008     -0-    $725,197     $1,837,792
P.L. ("Mac") McLeod, Jr.   40,000       2.19%     $11.5313       *     December 30, 2008     -0-     290,079        735,117
W. Flake Oakley, IV        40,000       2.19%     $11.5313       *     December 30, 2008     -0-     290,079        735,117
Michelle Condon             2,500        .14%     $11.5313       *     December 30, 2008     -0-      18,130         45,945


* Same as exercise price

(1) Does not include 24,000 options granted to Mr. McLeod, 20,000 options granted to Mr. Oakley, and 4,000 options granted to Ms. Condon on January 2, 1998, based on 1997 performance. The options granted on January 2, 1998 have been adjusted to reflect a two for one stock split in the form of a dividend effective August 14, 1998. These options vest 20% per year beginning one year from date of grant.


Defined Benefit Plan

     BancGroup has adopted a Retirement Plan for all of the employees of BancGroup and its subsidiaries. An employee becomes eligible on January 1 or July 1 following age 21 and completion of 1,000 hours of service during a year of employment by BancGroup or one of its subsidiaries.

     The following table reflects the estimated annual benefits payable upon retirement under the Retirement Plan as a single life annuity commencing at age 65. These benefits ignore the lower benefit rate applicable to earnings below the Social Security Covered Compensation level.


                             Years of Service

Final Annual
Remuneration         5           10           15           20           25
____________     ________     ________     ________     ________     ________
 $ 100,000       $  7,600     $ 15,200     $ 22,800     $ 30,400     $ 38,000
   125,000          9,500       19,000       28,500       38,000       47,500
   160,000         12,160       24,320       48,640       48,640       60,800

Over $160,000 -- Benefits are identical to benefits paid per $160,000


     Benefits are based upon the number of years of service (maximum 25 years), the participant's final earnings, and the amount of Social Security Covered Compensation. A participant receives credit for a year of service for every year in which 1,000 hours are completed in the employment of BancGroup or one of its subsidiaries.

     The benefits shown are limited by the current statutory limitations which restrict the amount of benefits which can be paid from a qualified retirement plan. The statutory limit on compensation which may be recognized in calculating benefits is $160,000. This limitation is scheduled to increase periodically with the cost of living increase.

     All compensation, except compensation which relates to director fees, if any, shown for executive officers in the cash compensation table above is covered by the Retirement Plan. Robert E. Lowder has 34 years of eligibility, P.L. McLeod, Jr. has 17 years, W. Flake Oakley has 11 years, Young J. Boozer, III has 14 years, and Michelle M. Condon has 26 years.

Compensation Plans

     Directors' Plan. BancGroup's Restricted Stock Plan for Directors (the "Directors' Plan") provides a means whereby all directors of BancGroup and its subsidiaries may receive shares of BancGroup Common Stock in lieu of cash fees for service as directors.

     Upon election as a director, each director may receive, at the option of the director, in lieu of cash fees, that number of whole shares of Common Stock of BancGroup, rounded to the nearest whole number, determined by dividing the Regular Fees the director would have received during the director's current term of office by the average of the closing prices of the Common Stock as reported by the New York Stock Exchange for the period of 30 trading days prior to such election. "Regular Fees" means that amount of fees payable to a director in cash, and without regard to attendance at meetings, for a full term of office as a director.

     A director may also elect to receive Common Stock at the end of the term, based upon the amount of Supplemental Fees such director would have been entitled to receive during such term and subject to certain restrictions and risks of forfeiture, provided such director has waived the receipt of Supplemental Fees at the commencement of such director's term. "Supplemental Fees" means fees paid to a director for attendance at the committee meetings, special meetings of the Board, or otherwise, and which are paid only on an ad hoc basis. The number of shares to which the director is entitled shall be calculated at the end of the director's term and shall be equal to that number of whole shares of Common Stock, rounded to the nearest whole number, determined by dividing the Supplemental Fees the director would have received during the current term by the average of the closing prices of the Common Stock for the period of 30 trading days prior to the election as a director to such term.

     Each director of BancGroup who participates in the Directors' Plan must enter into a written agreement with BancGroup. Directors of BancGroup who serve three-year terms may elect on an annual basis whether to participate in the Directors' Plan for the following year commencing with the annual meeting of stockholders, in which case the 30-day period used to determine price expires prior to the annual meeting which commences the period of annual participation. No director may receive more than 4,800 shares of Common Stock during any one year, except for shares which may be received through stock splits, stock dividends, or certain other events specified in the Directors' Plan.

     Directors to whom shares of Common Stock have been awarded in lieu of Regular Fees under the Directors' Plan have all rights of shareholders with respect to shares of Common Stock so awarded, subject to certain provisions regarding forfeiture, which means, among other things, that directors may receive dividends upon and vote the shares of Common Stock awarded in lieu of Regular Fees.

      Stock Option Plans. In 1992, BancGroup adopted incentive and nonqualified stock option plans pursuant to which options for Common Stock may be issued to officers, directors and employees. BancGroup may issue a total of 7,400,000 shares of Common Stock under these plans. BancGroup's former stock option plans expired in 1992, but options issued pursuant to those plans remain outstanding.

     Stock Bonus Plan. BancGroup also adopted in 1992 a Stock Bonus and Retention Plan pursuant to which 3,000,000 shares of Common Stock may be issued.

     Director Compensation. Directors of BancGroup receive fees of $500 per month, plus $750 for each Board meeting attended. Members of committees receive fees of $350 for each committee meeting attended. Certain directors of BancGroup also serve as directors of Colonial Bank or its regional boards and receive fees that are comparable to those paid by BancGroup. In addition, directors of BancGroup are allowed to receive BancGroup Common Stock in lieu of cash compensation as directors pursuant to the Directors' Plan. Fees paid to BancGroup directors in cash for 1998 totaled $160,778. In 1998, a total of 16,255 shares of Common Stock were earned and 21,172 shares were issued under the Directors' Plan to BancGroup directors for service as directors of BancGroup and its subsidiaries.

     John C.H. Miller, Jr., Clinton O. Holdbrooks, Patrick F. Dye, John Ed Mathison and James L. Hewitt received employment-related compensation during 1998 of $41,000, $1,200, $3,000, $18,000 and $219,538, respectively. Mr.
Miller provides advice to BancGroup management and to the Colonial Bank-Gulf Coast Region that extends beyond legal work for which Mr. Miller's law firm receives legal fees. Mr. Holdbrooks, Mr. Dye, and Dr. Mathison perform consulting, public relations and/or customer development services for either BancGroup, Colonial Bank or both. Mr. Hewitt serves as Chairman of Colonial Bank's Central Florida Region Board of Directors.

                  EXECUTIVE COMPENSATION COMMITTEE REPORT

     The Personnel and Compensation Committee of BancGroup (the "Committee") consists of John C.H. Miller, Jr., Chairman, Milton E. McGregor, Joe D. Mussafer, John Ed Mathison, Frances E. Roper, and Simuel Sippial. The Committee reviews and determines cash compensation as it relates to officers of BancGroup, other than BancGroup's executive officers. However, the Board has established a subcommittee of the Committee (the "Subcommittee"), consisting of Joe D. Mussafer, Frances E. Roper, and Simuel Sippial, to determine all cash compensation for executive officers of BancGroup. The Subcommittee also makes decisions regarding awards of Common Stock under BancGroup's stock option and stock bonus plans, including awards made to executive officers.

     John C.H. Miller, Jr., and John Ed Mathison receive employment-related compensation from BancGroup, and the law firm of which Mr. Miller is a partner receives legal fees from BancGroup. See "Executive Compensation Committee Interlocks and Insider Participation" and "Executive Compensation
- Director Compensation."

Compensation Principles

     The Subcommittee determines executive compensation in accordance with five principles: (1) BancGroup's financial performance, both in terms of the attainment of short-term and long-term goals; (2) the competitiveness of executive compensation with BancGroup's peers; (3) the encouragement of stock ownership by executive officers; (4) the individual performance of each executive officer; and (5) recommendations of the Chief Executive Officer regarding all executive officers other than himself. No disproportionate weight is assigned to any individual principle.

Total Cash Compensation

     Cash compensation consists of an annual salary established at the beginning of the fiscal year and a year-end bonus described further below. In setting compensation for the 1998 fiscal year, the Subcommittee reviewed the compensation paid by a peer group of 48 bank holding companies which, as of September 30, 1997, had total assets of between $3.0 and $10.0 billion, which is a category designated by the Board of Governors of the Federal Reserve System as Peer Group 2. A total of 62 bank holding companies were in this category, but compensation information on 14 companies was not available. In addition, Alabama's largest bank holding companies, regardless of asset size, were included in the peer-group because of their direct in-state competition with BancGroup. Prior to restatement for 1998 pooling-of-interest business combinations, BancGroup had total assets of $6.85 billion at year-end 1997.

     Salaries of the executive officers of BancGroup for 1998 were determined by the Subcommittee in mid-January, 1998. The salaries paid to executive officers in the peer group companies were analyzed in terms of (1) return on average assets, (2) return on average equity, (3) nonperforming assets, and
(4) stock performance within ranges comparable to the same performance criteria for BancGroup. These criteria reflect how well the executives perform for the benefit of stockholders and provide a range of performance comparable to the performance of BancGroup.

     The Subcommittee accorded equal weight to the performance criteria in assessing the performance of BancGroup and in making the comparisons with the peer group. The Subcommittee did not recommend compensation levels based upon a formula, but, rather, after reviewing the factors outlined above and receiving recommendations of the Chief Executive Officer for each person reviewed other than the Chief Executive Officer, the Subcommittee established salaries for 1998 that, in its subjective judgment, were fair in terms of BancGroup's performance in comparison with the peer group, the responsibilities performed by the executive within BancGroup and the level of compensation paid to comparable executives in the peer group companies.

Compensation for Chief Executive Officer

     The Subcommittee evaluated the salary of the Chief Executive Officer on the basis of the same criteria used to evaluate salaries of other executive officers. The Subcommittee's determination of an appropriate level of compensation for the Chief Executive Officer was thus based on a comparison of BancGroup's performance with the performance of the peer group, the Chief Executive Officer's responsibilities within BancGroup, and the compensation paid to chief executive officers within the peer group. The Subcommittee recommended that Mr. Lowder's salary for 1998 be set at $850,000.

Stock Bonuses

     In December 1998, BancGroup stock options were awarded under BancGroup's Incentive Stock Option Plan as follows: 40,000 options to Mr. McLeod,
40,000 options to Mr. Oakley, and 2,500 options to Ms. Condon. Mr. Lowder was awarded 100,000 options under BancGroup's Non-Qualified Stock Option Plan. In each case the options vest at the rate of 20% per year for each year the employee is employed from the date of grant. With respect to awards issued to executive officers other than Mr. Lowder, the Subcommittee considered the recommendation of the Chief Executive Officer and other objective and subjective criteria, including BancGroup's financial performance in the preceding year, the perceived responsibility of each executive officer for that performance and the appropriateness of each award in light of general market conditions and peer group competition.

     This foregoing report is submitted by the Subcommittee.

                               Subcommittee:
                              Joe D. Mussafer
                             Frances E. Roper
                              Simuel Sippial


                  COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                      AMONG COLONIAL BANCGROUP, INC.,
                     S&P 500 INDEX AND S&P GROUP INDEX


 Measurement Period          Colonial
(Fiscal Year Covered)     BancGroup, Inc.     S&P Group     S&P 500 Index
_____________________     _______________     _________     _____________
          1993               100.00            100.00          100.00
          1994               109.33             94.65          101.32
          1995               184.81            149.04          139.40
          1996               236.64            203.64          171.41
          1997               417.45            306.21          228.59
          1998               297.35            338.32          293.92


     Neither the foregoing graph nor the Executive Compensation Committee Report given above is to be deemed to be incorporated by reference into any past or subsequent filings by BancGroup under the Securities Act of 1933 or the Securities Exchange Act of 1934.

              RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANT

     BancGroup has selected the firm of PricewaterhouseCoopers LLP to act as independent public accountant for the current year. It is expected that representatives of this firm will be present at the Annual Meeting and will have an opportunity to make a statement to and to answer questions from stockholders.

       BYLAW PROVISIONS REGARDING CONDUCT OF STOCKHOLDERS' MEETINGS

     BancGroup's bylaws contain two provisions relating to the conduct of stockholders' meetings. The first provision requires that certain procedures be followed by a stockholder of record who wishes to present business at the annual meeting of stockholders, including the nomination of candidates for election as directors. In order to nominate persons for election as a director or to present other business at a meeting, a stockholder must provide written notice thereof to the secretary of BancGroup not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting, provided that, if the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

     As it relates to director nominations, the written notice must state all information as to each nominee required to be disclosed in solicitations of proxies for election of directors under SEC regulations, including the written consent of each such nominee. As for any other business that the stockholder proposes to bring before the meeting, the written notice must contain a brief description of the business, the reasons for conducting the business at the meeting and any material interest in such business of such stockholder. The notice must also contain the name and address of such stockholder and the class and number of shares of BancGroup owned beneficially and of record, as well as the same information for each beneficial owner who may be nominated for election as a director.

     The Board is not required to nominate a person designated by a stockholder or to take up such other business as may be contained in a written notice from a stockholder; however, compliance with this procedure would permit a stockholder to nominate the individual at the stockholders meeting, and any stockholder may vote shares in person or by proxy for any individual such stockholder desires. The procedures relating to nominating directors and presenting other business at a stockholders meeting may only be used by a stockholder who is a stockholder of record at the time of the giving of the notice by the stockholder to the secretary of BancGroup. The procedures do not prohibit or apply to stockholder proposals under SEC rule 14a-8 as described at "Proposals of Stockholders."

     The second provision of BancGroup's bylaws relates to the conduct of the business at a stockholder meeting. Under that provision, the Board has the authority to adopt rules for the conduct of meetings, and, unless inconsistent with any such rules, the Chairman of the meeting may prescribe such rules, regulations and procedures as, in his judgment, are appropriate for the proper conduct of the meeting.

                         PROPOSALS OF STOCKHOLDERS

     Subject to certain rules of the Securities and Exchange Commission, proposals by stockholders intended to be presented at BancGroup's 2000 annual meeting of stockholders must be received at BancGroup's principal executive offices not less than 120 calendar days in advance of March 17, 2000, for inclusion in the proxy or information statement relating to the 2000 annual meeting.

                               OTHER MATTERS

     BancGroup does not know of any matters to be presented for action at the meeting other than those listed in the notice of the meeting and referred to herein.

     BancGroup will furnish without charge to its stockholders, upon written request, a copy of its annual report on Form 10-K, including the accompanying financial statements and schedules, required to be filed with the SEC for the year ended December 31, 1998. Copies of the exhibits to such report will also be available upon payment of a reasonable fee for copying charges. Requests should be made to:

             Chief Financial Officer, Treasurer and Secretary
                       The Colonial BancGroup, Inc.
                           Post Office Box 1108
                        Montgomery, Alabama 36101.

     PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

     YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF BANCGROUP AT ANY TIME PRIOR TO THE VOTING THEREOF, BY EXECUTING AND SUBMITTING A LATER DATED PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

<PROXY CARD>
                    SOLICITED BY THE BOARD OF DIRECTORS

                                   PROXY
                               Common Stock
                       The Colonial BancGroup, Inc.
                      Annual Meeting of Stockholders
                              April 21, 1999

     The undersigned hereby appoints Robert E. Lowder and William E. Powell, III, and either of them, or such other persons as the Board of Directors of The Colonial BancGroup, Inc. ("BancGroup"), may designate, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of common stock, par value $2.50, of BancGroup (the "Common Stock") which the undersigned would be entitled to vote at the annual meeting of stockholders to be held on April 21, 1999, and at any and all adjournments thereof.

     1.   Election of Directors:

          NOMINEES FOR A TERM EXPIRING IN 2002: William Britton, Patrick F. Dye, Milton E. McGregor, Jack H. Rainer and Simuel Sippial

          [ ] FOR all nominees listed except   [ ] WITHHOLD AUTHORITY to vote
              as marked to the contrary            for all nominees

          INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE ABOVE LIST.

     2. In their discretion, to vote on such other matters as may properly come before the meeting, but which are not now anticipated, to vote for the election of any person as a director should any person named in the proxy statement to be elected be unable to serve or for good cause cannot serve, and to vote upon matters incident to the conduct of the meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PERSONS NAMED IN PROPOSAL 1, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS RESPECTING PROPOSAL 2.

                     Please sign and date this proxy.


                                 Dated:________________________________, 1999

                                 Phone No.___________________________________

                                 ____________________________________________
                                 (Signature of Stockholder)

                                 ____________________________________________
                                 (Signature of Stockholder, if more than one)
                                 Please sign exactly as your name appears on this card. Agents, executors, administrators, guardians, and trustees must give full title as such. Corporations should sign by their President or authorized officer.

</PROXY CARD>